UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Tevogen Bio Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41002	85-1284695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Independence Boulevard, Suite #410
Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 838-6436

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	TVGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 27, 2024, Tevogen Bio Holdings Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Filing”). The Company is filing this amendment to the Original Filing (this “Amendment”) solely for the purpose of adding the item number and caption for Item 3.02, which were inadvertently omitted from the Original Filing, and incorporating by reference disclosure set forth under Item 1.01 in the Original Filing into the previously omitted Item 3.02. This Amendment hereby amends the Original Filing and, except as set forth herein, no other amendments to the Original Filing are made hereby. The full text of the Original Filing is repeated in this Amendment for convenience.

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on February 14, 2024, the Company entered into a securities purchase agreement (the “Original Agreement”) with an investor (the “Investor”), pursuant to which the Investor purchased 500 shares of Series A Preferred Stock of the Company for an aggregate purchase price of $2.0 million. On March 27, 2024, the Company and the Investor entered into an Amended and Restated Securities Purchase Agreement, pursuant to which the parties amended and restated the Original Agreement and the Investor agreed to purchase 600 shares of Series A-1 Preferred Stock of the Company for an aggregate purchase price of $6.0 million.

The shares of Series A-1 Preferred Stock will be convertible into a total of 600,000 shares of the Company’s common stock at the election of the holder. The Series A-1 Preferred Stock will be subject to a call right providing the Company the right to call the stock if the volume weighted average price of the common stock for the 20 days prior to delivery of the call notice is greater than $5.00 per share and there is an effective resale registration statement on file covering the underlying common stock. The Series A-1 Preferred Stock will be non-voting, will have no mandatory redemption, and will carry an annual 5% cumulative dividend, increasing by 2% each year, but which in no event shall exceed 15% per annum. The Company also agreed that so long as the Series A-1 Preferred Stock is outstanding, the Company will not, without the written consent of the holders of 50.1% of the Series A-1 Preferred Stock, amend, alter, or repeal any provision of the Company’s certificate of incorporation or bylaws in a manner adverse to the Series A-1 Preferred Stock.

The Series A-1 Preferred Stock is being sold in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The Investor is an entity associated with Dr. Manmohan Patel, an existing investor in the Company and beneficial owner of more than 5% of the Company’s common stock.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2024, the Company filed the Certificate of Designation of Series A-1 Preferred Stock (the “Series A-1 Certificate of Designation”) with the Delaware Secretary of State, creating the Series A-1 Preferred Stock and establishing the rights, preferences and other terms of the Series A-1 Preferred Stock, and issued the Series A-1 Preferred Stock. A summary of the material terms of the Series A-1 Certificate of Designation is set forth below.

Security	Series A-1 Preferred Stock, par value $0.0001 per share

Ranking, with respect to rights as to as to dividends, distributions, redemptions and payments upon the liquidation, dissolution and winding up of the Company	The Series A-1 Preferred Stock ranks pari passu to the Company’s Series A Preferred Stock and senior to all the Company’s Common Stock and Series B Preferred Stock with respect to dividend rights and rights on the distribution of assets upon liquidation, dissolution and winding up.

Original Issue Price	$10,000 per share of Series A-1 Preferred Stock.

Dividend	Holders of Series A-1 Preferred Stock are entitled to receive dividends accruing daily on a cumulative basis payable at a fixed rate of 5% per annum per share on the Original Issue Price, which rate will automatically increase by 2% every year that the Series A-1 Preferred Stock remains outstanding but in no event shall exceed 15% per annum. The Series A-1 Preferred Stock will also participate on an as-converted basis in any regular or special dividends paid to holders of the Common Stock.

Redemption	The Series A-1 Preferred Stock is subject the Company’s right to call the Series A-1 Preferred Stock for $10,000.00 per share plus any Accruing Dividends accrued but unpaid thereon if the volume weighted average price of the Common Stock for the twenty days prior to delivery of the Call Notice is greater than $5.00 per share and there is an effective resale registration statement on file covering the underlying Common Stock.

Conversion Rights	The holders of the Series A-1 Preferred Stock may elect to convert the Series A-1 Preferred Stock into shares of the Common Stock, at the applicable conversion rate (subject to certain adjustments), at any time, which right is subject to termination upon a Deemed Liquidation Event or a liquidation, dissolution or winding up of the Company.

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Consent Rights	As long as the Series A-1 Preferred Stock is outstanding, the Company will not, without the written consent of the holders of 50.1% of the Series A-1 Preferred Stock, amend, alter, or repeal any provision of the Company’s Certificate of Incorporation or Bylaws in a manner adverse to the Series A-1 Preferred Stock.

Voting	The holders of outstanding shares of Series A-1 Preferred Stock shall have no voting rights with respect to such shares of Series A-1 Preferred Stock on any matter presented to the Company’s stockholders, except as required by law or as specifically set forth in the Certificate of Designation.

Liquidation Preference	In the event of a liquidation, dissolution or winding up of the Company or a Deemed Liquidation Event, the Company is required to first pay the Series A-1 Preferred Stock holders an amount per share equal to the greater of (i) the Original Issue Price plus Accruing Dividends accrued but unpaid on each share of Series A-1 Preferred Stock and (ii) such amount per share as would have been payable had all shares of Series A-1 Preferred Stock been converted into Common Stock immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event.

No Maturity and No Sinking Fund	The Series A-1 Preferred Stock will have no stated maturity and will not be subject to any sinking fund.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1*	Certificate of Designation of Series A-1 Preferred Stock of Tevogen Bio Holdings Inc.
10.1*	Amended and Restated Securities Purchase Agreement, dated as of March 27, 2024, by and among Tevogen Bio Holdings Inc. and The Patel Family, LLP
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed with the Original Filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tevogen Bio Holdings Inc.

Date: April 10, 2024	By:	/s/ Ryan Saadi
	Name:	Ryan Saadi
	Title:	Chief Executive Officer

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